Accrued Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Accrued Liabilities
Accrued compensation and benefits	$ 2,799	$ 5,159
Accrued marketing expense	3,323	4,304
Accrued Series A preferred equity distribution	2,650	438
Accrued freight	1,912	1,394
Accrued sales taxes	1,364	1,387
Credit card liabilities	4,759	1,340
Other accrued expenses	5,426	2,041
Total	$ 22,233	$ 16,063